INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Geographic Components of Income before Income Taxes

year ended December 31	2022	2021	2020
(millions of Canadian $)

Canada	(2,154)	(292)	691
Foreign	3,528	2,458	4,416
Income before Income Taxes	1,374	2,166	5,107
Provision for Income Taxes

year ended December 31	2022	2021	2020
(millions of Canadian $)

Current
Canada	43	29	(54)
Foreign	372	276	306
	415	305	252
Deferred
Canada	(467)	(327)	(224)
Foreign	641	142	166
	174	(185)	(58)
Income Tax Expense	589	120	194
Reconciliation of Income Tax Expense

year ended December 31	2022	2021	2020
(millions of Canadian $)

Income before income taxes	1,374	2,166	5,107
Federal and provincial statutory tax rate	23.0%	23.0%	24.0%
Expected income tax expense	316	498	1,226
Foreign income tax rate differentials	(271)	(230)	(258)
Income tax differential related to regulated operations	(174)	(139)	(228)
Income from non-controlling interests and equity investments	(54)	(70)	(141)
Valuation allowance/(releases)	199	(8)	(400)
Non-taxable capital (gains) and losses	173	—	(62)
Settlement of Mexico prior years' income tax assessments	196	—	—
U.S. minimum tax	96	—	—
Non-deductible goodwill impairment	91	—	—
Impact of Mexico inflationary adjustments	24	32	7
Other	(7)	37	50
Income Tax Expense	589	120	194
Deferred Income Tax Assets and Liabilities

at December 31	2022	2021
(millions of Canadian $)

Deferred Income Tax Assets
Tax loss and credit carryforwards	1,519	1,163
Regulatory and other deferred amounts	571	537
Unrealized foreign exchange losses on long-term debt	333	130
Other	193	46
	2,616	1,876
Less: Valuation allowance	640	229
	1,976	1,647
Deferred Income Tax Liabilities
Difference in accounting and tax bases of plant, property and equipment	6,686	5,616
Equity investments	1,152	1,219
Taxes on future revenue requirement	397	333
Financial instruments	126	—
Other	193	112
	8,554	7,280
Net Deferred Income Tax Liabilities	6,578	5,633
The above deferred tax amounts have been classified on the Consolidated balance sheet as follows:

at December 31	2022	2021
(millions of Canadian $)

Deferred Income Tax Assets
Other long-term assets (Note 15)	1,070	509
Deferred Income Tax Liabilities
Deferred income tax liabilities	7,648	6,142
Net Deferred Income Tax Liabilities	6,578	5,633
At December 31, 2022, the Company has recognized the benefit of non-capital loss carryforwards of $5,429 million (2021 – $4,067 million) for federal and provincial purposes in Canada, which expire from 2030 to 2042. The Company has not yet recognized the benefit of capital loss carryforwards of $251 million (2021 – $21 million) for federal and provincial purposes in Canada which have no expiry date. The Company also has Ontario corporate minimum tax (CMT) credits of $126 million (2021 – $113 million), which expire from 2026 to 2042. As of December 31, 2022, the Company has not recognized the benefit of CMT credits of $22 million (2021 – nil).
At December 31, 2022, the Company has fully utilized the benefit of net operating loss carryforwards (2021 – US$446 million) for federal purposes in the U.S.
At December 31, 2022, the Company has recognized the benefit of net operating loss carryforwards of US$69 million (2021 – US$10 million) in Mexico, which expire from 2024 to 2032.
TC Energy recorded an income tax valuation allowance of $640 million and $229 million against the deferred income tax asset balances at December 31, 2022 and 2021, respectively. The increase in the valuation allowance is primarily a result of the foreign exchange movement on unrecognized capital losses and the unrealized capital losses on the Coastal GasLink equity investment. At December 31, 2022, the Company recorded $173 million in valuation allowance as a result of the Coastal GasLink equity investment impairment that resulted in a portion of the impairment having unrealized non-taxable capital losses. These losses have not been recognized as of December 31, 2022. At each reporting date, the Company considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. As at December 31, 2022, the Company determined there was sufficient positive evidence to conclude that it is more likely than not that the net deferred tax assets will be realized.
At December 31, 2020, the Company recorded $400 million in valuation allowance releases primarily a result of the final investment decision to proceed with the construction of the Keystone XL pipeline, the sale of the Ontario natural gas-fired power plants and the sale of a 65 per cent equity interest in Coastal GasLink LP. Refer to Note 30, Acquisitions and dispositions, for additional information on the sale of the Ontario natural gas-fired power plants and Coastal GasLink LP equity sale.
Unremitted Earnings of Foreign Investments
Income taxes have not been provided on the unremitted earnings of foreign investments that the Company does not intend to repatriate in the foreseeable future. Deferred income tax liabilities would have increased at December 31, 2022 by approximately $1,216 million (2021 – $896 million) if there had been a provision for these taxes.
Income Tax Payments
Income tax payments of $394 million, net of refunds, were made in 2022 (2021 – payments, net of refunds, of $371 million; 2020 – payments, net of refunds, of $252 million).
Reconciliation of Unrecognized Tax Benefit
Below is the reconciliation of the annual changes in the total unrecognized tax benefit:

at December 31	2022	2021	2020
(millions of Canadian $)

Unrecognized tax benefit at beginning of year	80	52	29
Gross increases – tax positions in prior years	6	5	26
Gross decreases – tax positions in prior years	—	(1)	(2)
Gross increases – tax positions in current year	7	26	1
Lapse of statutes of limitations	(2)	(2)	(2)
Unrecognized Tax Benefit at End of Year	91	80	52
TC Energy's practice is to recognize interest and penalties related to income tax uncertainties in Income tax expense. Income tax expense for the year ended December 31, 2022 reflects $6 million interest expense (2021 – $1 million; 2020 – $4 million). At December 31, 2022, the Company had accrued $18 million in interest expense (2021 – $12 million; 2020 – $11 million). The Company incurred no penalties associated with income tax uncertainties related to Income tax expense for the years ended December 31, 2022, 2021 and 2020 and no penalties were accrued as at December 31, 2022, 2021 and 2020.
Subject to the results of audit examinations by taxing authorities and other legislative amendments, TC Energy does not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on its financial statements.
TC Energy and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2014. Substantially all material U.S. federal, state and local income tax matters have been concluded for years through 2015. Substantially all material Mexico income tax matters have been concluded for years through 2014, except as further described below.
Mexico Tax Audit
In 2019, the Mexican tax authority, the Tax Administration Services (SAT), completed an audit of the 2013 tax return of one of the Company’s subsidiaries in Mexico. The audit resulted in a tax assessment that denied the deduction for all interest expense and an assessment of additional tax, penalties and financial charges totaling less than US$1 million. The Company disagreed with this assessment and commenced litigation to challenge it. In January 2022, TC Energy received the tax court’s ruling on the 2013 tax return, which upheld the SAT assessment. From September 2021 to February 2022, the SAT issued assessments for tax years 2014 through 2017 which denied the deduction of all interest expense as well as assessed incremental withholding tax on the interest. These assessments totaled approximately US$490 million in income and withholding taxes, interest, penalties and other financial charges.
During 2022, TC Energy settled with the SAT on all of the above matters for the tax years 2013 through 2021 and recorded $196 million (US$153 million) of income tax expense, inclusive of withholding taxes, interest, penalties and other financial charges for the year ended December 31, 2022.